Exhibit 99.4
CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS OF
SERIES D PARTICIPATING CONVERTIBLE PREFERRED STOCK OF
MONEYGRAM INTERNATIONAL, INC.
Pursuant to Section 151 of the
General Corporation Law of the State of Delaware
     The undersigned, pursuant to the provisions of Section 151 of the General Corporation Law (the “DGCL”) of the State of Delaware, does hereby certify that, pursuant to the authority expressly vested in the Board of Directors of MoneyGram International, Inc., a Delaware corporation (the “Corporation”), by the Corporation’s Amended and Restated Certificate of Incorporation, the Board of Directors has by resolution duly provided for the issuance of and created a series of Preferred Stock of the Corporation, par value $0.01 per share (the “Preferred Stock”), and in order to fix the designation and amount and the voting powers, designations, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions, of a series of Preferred Stock, has duly adopted resolutions setting forth such rights powers and preferences, and the qualifications, limitations and restrictions thereof, of a series of Preferred Stock as set forth in this Certificate of Designations, Preferences and Rights of the Series D Preferred Stock (the “Certificate”).
     Each share of such series of Preferred Stock shall rank equally in all respects and shall be subject to the following provisions:
     1. Number of Shares and Designation. 200,000 shares of Preferred Stock of the Corporation shall constitute a series of Preferred Stock designated as Series D Participating Convertible Preferred Stock (the “Series D Preferred Stock”). The number of shares of Series D Preferred Stock may be increased (to the extent of the Corporation’s authorized and unissued Preferred Stock) or decreased (but not below the number of shares of Series D Preferred Stock then outstanding plus the maximum number of shares of Series D Preferred Stock issuable upon conversion of all then outstanding shares of Series B Preferred Stock and Series B-1 Preferred Stock pursuant to the terms set forth in the Series B Certificate and the Series B-1 Certificate) by further resolution duly adopted by the Board of Directors and the filing of a certificate of increase or decrease, as the case may be, with the Secretary of State of the State of Delaware.
     2. Rank. The Series D Preferred Stock shall, with respect to payment of dividends and rights (including as to the distribution of assets) upon liquidation, dissolution or winding up of the affairs of the Corporation (i) except to the extent otherwise provided herein rank on a parity with the Common Stock (the “Parity Securities”), and (ii) rank junior to each other class or series of equity securities of the Corporation, whether currently issued or issued in the future without violation of this Certificate, that by its terms ranks senior to the Series D Preferred Stock as to payment of dividends or rights upon liquidation, dissolution or winding up of the affairs of the Corporation (all of such equity securities are collectively referred to herein as the “Senior Securities”). The respective definitions of Parity Securities and Senior Securities shall also include any rights or options exercisable or exchangeable for or convertible into any of the Parity Securities or Senior Securities, as the case may be.

     3. Dividends.
     (a) Holders of shares of Series D Preferred Stock shall be entitled to participate equally and ratably with the holders of shares of Common Stock in all dividends and distributions paid (whether in the form of cash, stock, other assets or otherwise, and including, without limitation, any dividend or distribution of shares of stock or other equity of any Person other than the Corporation, evidences of indebtedness of any Person including without limitation the Corporation or any Subsidiary) on the shares of Common Stock as if immediately prior to each Common Stock Dividend Record Date (as defined below), shares of Series D Preferred Stock then outstanding were converted into shares of Common Stock (in the manner described in Section 5 without regard to any limitations contained therein); provided, however, that if a stock dividend of additional shares of Common Stock shall be paid to the holders of shares of Common Stock, the holders of shares of Series D Preferred Stock shall be paid in additional shares of Series D Preferred Stock (in the same ratio as such dividend was paid to the Common Stock).
     (b) Each dividend or distribution payable pursuant to Section 3(a) hereof shall be payable to the holders of record of shares of Series D Preferred Stock as they appear on the stock records of the Corporation at the close of business on the same day as the record date for the payment of dividends to the holders of shares of Common Stock (the “Common Stock Dividend Record Date”). Dividends or distributions payable pursuant to this Section 3 shall be payable on the same date the such dividends or distributions are payable to holders of share of Common Stock (the “Common Stock Dividend Payment Date”).
     (c) For the avoidance of doubt, the shares of Series D Preferred Stock that have been redeemed upon payment of the Liquidation Payment Amount shall not be entitled to receive any dividend pursuant to this Section 3 payable on or after the redemption date.
     4. Liquidation Preference.
     (a) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of shares of Series D Preferred Stock then outstanding shall, with respect to each share of Series D Preferred Stock, be entitled to be paid in redemption of such share out of the assets of the Corporation available for distribution to its stockholders a liquidation preference equal to of the sum of (x) $0.01 per share of Series D Preferred Stock, before any distribution is made to holders of shares of Common Stock and (y) the payment such holders would have received had such holders, immediately prior to such liquidation, dissolution or winding up, converted their shares of Series D Preferred Stock into shares of Common Stock (in the manner described in the Section 5 without regard to any limitations contained therein) (the “Liquidation Preference”).
     (b) Neither a consolidation or merger of the Corporation with or into any other entity, nor a merger of any other entity with or into the Corporation, nor a sale or transfer of all or any part of the Corporation’s assets for cash, securities or other property shall by itself be considered a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 4.

     5. Conversion.
     (a) Right to Convert.
     (i) Subject to the provisions of this Section 5, each holder of shares of Series D Preferred Stock shall have the right, at any time and from time to time, at such holder’s option, to convert any or all such holder’s shares of Series D Preferred Stock, in whole or in part, into fully paid and non assessable shares of Common Stock. The number of shares of Common Stock to be issued upon conversion shall be determined by multiplying each share of Series D Preferred Stock by 1,000 (the “Conversion Ratio”); provided that, notwithstanding anything in this Certificate to the contrary, the Series D Preferred Stock may not be converted into Common Stock under this Section 5 if such conversion would (i) require prior notice and/or approval (in each case that has not yet been received) under the laws relating to money transmission or the sale of checks of any state, or (ii) result in a number of shares of Common Stock to be issued that would exceed the number of shares of Common Stock authorized for issuance by the Corporation; provided, however, that in the event that there shall not be sufficient shares of Common Stock issued but not outstanding or authorized but unissued to permit the exercise in full of the rights contained in this Certificate, the Corporation shall use its best efforts to take all such action as may be necessary to promptly authorize sufficient additional shares of Common Stock for issuance upon exercise of all such rights.
     (ii) Notwithstanding the provisions of Section 5(a)(i), shares of Series D Preferred Stock beneficially owned by holders that own such shares by virtue of having converted their shares of Series B-1 Preferred Stock into shares of Series D Preferred Stock (such holders, collectively, “GS”) shall not, under any circumstance, be entitled to convert into Common Stock pursuant to Section 5(a) hereof; provided, however, if GS shall, subject to the transfer restrictions contained in Section 9 hereof, transfer any such shares of Series D Preferred Stock to any other person such that they are no longer beneficially owned by GS or an Affiliate thereof, such transferred shares shall be entitled to exercise the conversion rights set forth in this Section 5 (subject to the limitations contained herein).
     (b) Mechanics of Conversion.
     (i) A holder of shares of Series D Preferred Stock that elects to exercise its conversion rights pursuant to Section 5(a) shall provide notice to the Corporation as follows: to exercise its conversion right pursuant to Section 5(a), a holder of shares of Series D Preferred Stock to be converted shall surrender the certificate or certificates representing such shares at the office of the Corporation (or any transfer agent of the Corporation previously designated by the Corporation to the holders of Series D Preferred Stock for this purpose) with a written notice of election to convert, completed and signed, specifying the number of shares to be converted. A holder shall also provide to the Corporation confirmation, reasonably acceptable to the Corporation, that the holder has complied with prior notice and approval procedures applicable to such holder under the laws and regulations of all states relating to investments in entities engaged in money transmission or the sale of checks, to the extent required in connection with such conversion. Unless the shares issuable upon conversion are to be issued in the same name as the name in which such shares of Series D Preferred Stock are registered, each share surrendered for conversion shall be accompanied by instruments of transfer, in form reasonably satisfactory to the Corporation, duly executed by the holder thereof or such holder’s duly authorized attorney and an amount sufficient to pay any transfer or similar tax in accordance with Section 5(b)(v) (or evidence reasonably satisfactory to the Corporation that such tax has been or will be timely paid). As promptly as practicable, and in any event within two (2) Business Days after the surrender by the holder of the certificates representing shares of Series D Preferred Stock as aforesaid, the Corporation shall issue and shall deliver to such holder or, on the holder’s written order, to the holder’s transferee, a certificate or certificates representing the number of shares of Common Stock issuable upon conversion of such shares and a check payable in an amount corresponding to any fractional interest in a share of Common Stock as provided in Section 5(b)(vi)).
     (ii) Each conversion shall be deemed to have been effected immediately prior to the close of business on the first Business Day on which the certificates representing shares of Series D Preferred Stock shall have been surrendered and such notice received by the Corporation as aforesaid (the “Conversion Date”). At such time on the Conversion Date:
     (A) the Person in whose name or names any certificate or certificates representing shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder of record of the shares of Common Stock represented thereby at such time; and
     (B) such shares of Series D Preferred Stock so converted shall no longer be deemed to be outstanding, and all rights of a holder with respect to such shares surrendered for conversion shall immediately terminate except the right to receive the Common Stock and other amounts payable pursuant to this Section 5.
All shares of Common Stock delivered upon conversion of the Series D Preferred Stock will, upon delivery, be duly and validly authorized and issued, fully paid and nonassessable, free from all preemptive rights and free from all taxes, liens, security interests and charges (other than liens or charges created by or imposed upon the holder or taxes in respect of any transfer occurring contemporaneously therewith).
     (iii) Holders of shares of Series D Preferred Stock at the close of business on a Common Stock Dividend Record Date shall be entitled to receive the dividend payable on such shares on the corresponding Common Stock Dividend Payment Date notwithstanding the conversion thereof following such Common Stock Dividend Record Date and prior to such Dividend Payment Date. A holder of shares of Series D Preferred Stock on a Common Stock Dividend Record Date who (or whose transferee) tenders any such shares for conversion into shares of Common Stock prior to the close of business on such Common Stock Dividend Record Date will not be entitled to receive any portion of the dividend payable by the Corporation on such shares of Series D Preferred Stock on the corresponding Common Stock Dividend Payment Date.
     (iv) The Corporation will procure, at its sole expense, the listing of the shares of Common Stock, subject to issuance or notice of issuance, and, to the extent that the Corporation does not have enough authorized and unissued shares of Common Stock, subject to the approval by the Company’s shareholders and Board of Directors to increase the number of authorized shares of Common Stock, on the principal domestic stock exchange on which the Common Stock is then listed or traded.
     (v) Issuances of certificates representing shares of Common Stock upon conversion of the Series D Preferred Stock shall be made without charge to any holder of shares of Series D Preferred Stock for any issue or transfer tax (other than taxes in respect of any transfer occurring contemporaneously therewith) or other incidental expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Corporation; provided, however, that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance or delivery of shares of Common Stock in a name other than that of the holder of the Series D Preferred Stock to be converted, and no such issuance or delivery shall be made unless and until the Person requesting such issuance or delivery has paid to the Corporation the amount of any such tax or has established, to the reasonable satisfaction of the Corporation, that such tax has been, or will be timely, paid.
     (vi) In connection with the conversion of any shares of Series D Preferred Stock into Common Stock, no fractional interests of Common Stock shall be issued, but in lieu thereof, a cash adjustment in respect of such fractional shares shall be paid in an amount equal to such fractional Common Stock interest multiplied by the Market Price per share of Common Stock at the applicable Conversion Date.
     (vii) The Corporation shall ensure that each share of Common Stock issued as a result of conversion of Series D Preferred Stock shall be accompanied by all rights associated generally with each other share of Common Stock outstanding as of the applicable Conversion Date, subject to any applicable restrictions on transfer of the shares of Series D Preferred Stock set forth in the Purchase Agreement.
     (c) Adjustments to Conversion Ratio.
     (i) Stock Splits, Subdivisions, Reclassifications or Combinations. If the Corporation shall (1) subdivide or reclassify the outstanding shares of Common Stock into a greater number of shares or (2) combine or reclassify the outstanding Common Stock into a smaller number of shares, the Conversion Ratio in effect at the effective date of such subdivision, combination or reclassification shall be adjusted to the number obtained by multiplying the Conversion Ratio in effect at the time of the effective date of such subdivision, combination or reclassification by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately following such action, and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such action.

     (ii) Successive Adjustments. Successive adjustments in the Conversion Ratio shall be made, without duplication, whenever any event specified in Section 5(c)(i) or (iv) shall occur.
     (iii) Rounding of Calculations; Minimum Adjustments. All calculations under this Section 5(c) shall be made to the nearest one one-thousandth (1/1000th) of a whole number. No adjustment in the Conversion Ratio is required if the amount of such adjustment would be less than one one-hundredth (1/100th); provided, however, that any adjustments which by reason of this Section 5(c)(iii) are not required to be made will be carried forward and given effect in any subsequent adjustment.
     (iv) Adjustment for Unspecified Actions. If the Corporation takes any action affecting the Common Stock, other than action described in this Section 5(c), which upon a determination by the Independent Directors, such determination intended to be a “fact” for purposes of Section 151(a) of the Delaware General Corporation Law, would materially adversely affect the conversion rights of the holders of shares of Series D Preferred Stock, the Conversion Ratio, may be adjusted, to the extent permitted by law, in such manner, if any, and at such time, as such Independent Directors may determine in good faith to be equitable in the circumstances. Failure of the Independent Directors to provide for any such adjustment prior to the effective date of any such action by the Corporation affecting the Common Stock will be evidence that the Independent Directors have determined that it is equitable to make no adjustments in the circumstances.
     (v) Statement Regarding Adjustments. Whenever the Conversion Ratio shall be adjusted as provided in this Section 5(c), the Corporation shall forthwith file, at the principal office of the Corporation, a statement showing in reasonable detail the facts requiring such adjustment, and the Conversion Ratio that shall be in effect after such adjustment and the Corporation shall also cause a copy of such statement to be sent by mail, first class postage prepaid, to each holder of shares of Series D Preferred Stock at the address appearing in the Corporation’s records.
     (vi) Notices. In the event that the Corporation shall give notice or make a public announcement to the holders of Common Stock of any action of the type described in this Section 5(c) (but only if the action of the type described in this Section 5(c) would result in an adjustment in the Conversion Ratio or a change in the type of securities or property to be delivered upon conversion of the Series D Preferred Stock), the Corporation shall, at the time of such notice or announcement, and in the case of any action which would require the fixing of a record date, at least ten (10) days prior to such record date, give notice to each holder of shares of Series D Preferred Stock, in the manner set forth in this Section 5(c)(vi), which notice shall specify the record date, if any, with respect to any such action and the approximate date on which such action is to take place. Such notice shall also set forth the facts with respect thereto as shall be reasonably necessary to indicate the effect on the Conversion Ratio and the number, kind or class of shares or other securities or property which shall be deliverable upon conversion or redemption of the Series D Preferred Stock. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any such action.

     (vii) Miscellaneous. Except as provided in Section 5(c), no adjustment in respect of any dividends or other payments or distributions made to holders of Series D Preferred Stock or securities issuable upon the conversion of the Series B Preferred Stock or Series B-1 Preferred Stock will be made while the Series D Preferred Stock is outstanding or upon the conversion of the Series D Preferred Stock. In addition, notwithstanding any of the foregoing, no such adjustment will be made for the issuance or conversion of any Securities (as defined in the Purchase Agreement).
     6. Business Combinations. In case of any Business Combination or reclassification of the Common Stock (except a reclassification described in Section 5(c)(1) above), the Corporation shall cause lawful provision to be made as part of the terms of such Business Combination or reclassification such that each holder of a share of Series D Preferred Stock then outstanding shall have the right thereafter to exchange such share for, or convert such share into, the kind and amount of securities, cash and other property, if any, receivable upon the Business Combination or reclassification by a holder of the number of shares of Common Stock into which a share of Series D Preferred Stock would have been convertible (without regard to any limitations on conversion set forth in Section 5 hereof) immediately prior to the Business Combination or reclassification.
     7. Status of Shares. Unless otherwise approved by the written consent of, or the affirmative vote in favor at a meeting called for that purpose by, holders of at least a majority of the outstanding shares of Series D Preferred Stock, all shares of Series D Preferred Stock that are converted pursuant to Section 5 hereof or exchanged pursuant to the terms of the Purchase Agreement and all shares of Series D Preferred Stock that are otherwise reacquired by the Corporation shall (upon compliance with any applicable provisions of the laws of the State of Delaware) have the status of authorized but unissued shares of preferred stock, without designation as to series, subject to reissuance by the Board of Directors as shares of Series D Preferred Stock or of any one or more other series.
     8. Voting Rights.
     (a) Subject to the restrictions contained in Section 8(d), the holders of record of shares of Series D Preferred Stock shall be entitled to vote with the holders of Common Stock on an as-converted basis on all matters submitted for a vote of holders of Common Stock (voting together with the holders of Common Stock as one class).
     (b) The holders of the shares of Series D Preferred Stock shall be entitled to notice of all stockholders’ meetings in accordance with the Certificate of Incorporation and the Bylaws of the Corporation as if they are holders of Common Stock.
     (c) So long as shares of Series D Preferred Stock are outstanding, the Corporation shall not, without the written consent or affirmative vote at a meeting called for that purpose by holders of at least a majority of the outstanding shares of Series D Preferred Stock, amend, alter or repeal any provision of this Certificate (by merger, consolidation or otherwise) in any manner adverse to the holders of the Series D Preferred Stock, provided that no such consent or vote of the holders of Series D Preferred Stock shall be required if, at or prior to the time when such amendment, alteration or repeal is to take effect, all shares of Series D Preferred Stock at the time outstanding shall have been converted into Common Stock pursuant to Section 5.
     (d) Restrictions on Voting Rights. Except as provided in this Section 8(d), any portion of the Series D Preferred Stock that is held as nonvoting shall be identical in all respects to Series D Preferred Stock is voting.
     (i) If, and to the extent that, prior notice and/or approval under the laws relating to money transmission or the sale of checks of any state is required in order for any holder (or group of related holders) of record to hold or vote more than 9.9%, or such other threshold as may be applicable (the “Applicable Threshold”), of the Corporation’s outstanding voting securities, then, to the extent permitted by applicable law, that portion of the Series D Preferred Stock that is in excess of the Applicable Threshold shall be nonvoting in all respects. This Section 8(d)(i) shall terminate on the Voting Date.
     (ii) Any shares of Series D Preferred Stock beneficially owned by GS shall not, under any circumstance, be entitled to the voting rights contained in Section 8(a) hereof, and shall not be entitled to vote on any matter presented to stockholders for approval; provided, however, if GS shall, subject to applicable transfer restrictions, transfer any such shares of Series D Preferred Stock to any other person such that they are not beneficially owned by GS or an Affiliate thereof, such transferred shares shall, from and after the time of such transfer, be entitled to the voting rights set forth in this Section 8 (subject to the limitations contained herein).
     (e) The consent or votes required in Section 8(c) shall be in addition to any approval of the stockholders of the Corporation which may be required by law or pursuant to any provision of the Corporation’s Certificate of Incorporation or Bylaws, which approval shall be obtained by vote of the stockholders of the Corporation in the manner provided in Section 8(a).
     9. Definitions.
     Unless the context otherwise requires, when used herein the following terms shall have the meaning indicated.
“Affiliate” means, with respect to any Person, any other Person directly, or indirectly through one or more intermediaries, controlling, controlled by or under common control with such Person. For purposes of this definition, the term “control” (and correlative terms “controlling,” “controlled by” and “under common control with”) means possession of the power, whether by contract, equity ownership or otherwise, to direct the policies or management of a Person.
“Board of Directors” means the board of directors of the Corporation.
“Business Combination” means (i) any reorganization, consolidation, merger, share exchange or similar business combination transaction involving the Corporation with any Person or (ii) the sale, assignment, conveyance, transfer, lease or other disposition by the Corporation of all or substantially all of its assets.

“Common Stock” means the common stock of the Corporation, par value $0.01 per share.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.
“Independent Director” shall have the meaning set forth in the Purchase Agreement,
“Person” means an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act).
“Purchase Agreement” means the Amended and Restated Purchase Agreement, dated as of March 17, 2008 among the Corporation and the purchasers named therein, including all schedules and exhibits thereto, as the same may be amended from time to time.
“Series B Certificate” shall mean that Certificate of Designations, Preferences and Rights of Series B Participating Convertible Preferred Stock of the Corporation in the form contemplated by the Purchase Agreement.
“Series B Preferred Stock” means the Series B Participating Convertible Preferred Stock of the Corporation, par value $0.01 per share.
“Series B-1 Certificate” shall mean that Certificate of Designations, Preferences and Rights of Series B-1 Participating Convertible Preferred Stock of the Corporation in the form contemplated by the Purchase Agreement.
“Series B-1 Preferred Stock” means the Series B-1 Participating Convertible Preferred Stock of the Corporation, par value $0.01 per share.
“Subsidiary” of a Person means (i) a corporation, a majority of whose stock with voting power, under ordinary circumstances, to elect directors is at the time of determination, directly or indirectly, owned by such Person or by one or more Subsidiaries of such Person, or (ii) any other entity (other than a corporation) in which such Person or one or more Subsidiaries of such Person, directly or indirectly, at the date of determination thereof has at least a majority ownership interest.
“Voting Date” means the earlier of (i) such date as all applicable state regulatory approvals for the acquisition of control of the Corporation by the holders of the Series B Preferred Stock as of the Closing Date (as defined in the Purchase Agreement) (such holders, collectively, “THL”) have been obtained as reasonably determined by the Corporation and THL, or (ii) June 15, 2008. If a stockholder vote (or action by written consent) on any matter is required by law to occur prior to the Voting Date, then the Voting Date shall occur no later than immediately prior to such record date.
     10. Certain Other Provisions.
     (a) If any Series D Preferred Stock certificate shall be mutilated, lost, stolen or destroyed, the Corporation will issue, in exchange and in substitution for and upon cancellation of the mutilated certificate, or in lieu of and substitution for the certificate lost, stolen or destroyed, a new Series D Preferred Stock certificate of like tenor and representing an equivalent amount of Series D Preferred Stock, upon receipt of evidence of such loss, theft or destruction of such certificate and, if requested by the Corporation, an indemnity on customary terms for such situations reasonably satisfactory to the Corporation.
     (b) The headings of the various subdivisions hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.
     (c) This Certificate shall become effective upon the filing thereof with the Secretary of State of the State of Delaware.
     11. No Other Rights.
     The shares of Series D Preferred Stock shall not have any relative, participating, optional or other special rights and powers except as set forth herein or as may be required by law.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate to be duly executed and acknowledged by its undersigned duly authorized officer this ___day of ___, 2008.

MONEYGRAM INTERNATIONAL, INC.

By:

Name:
Title: